VONTOBEL U.S. VALUE FUND
SEMI-ANNUAL REPORT 2003


Dear Shareholders:

The Vontobel U.S. Value Fund rose +6.55%/1/ in the first half of 2003 while the S&P 500 advanced +11.77%/1/. The Fund's underperformance versus the index can be largely attributed to the absence of the arguably more speculative names that lead the second quarter's rally, such as Avaya Inc. (+217%)/2/ and Calpine Corp (+100%)/2/. Nevertheless, over the short, medium and long term, the Fund has added significant return over the benchmark and, more importantly, delivered strong absolute returns to our shareholders.

While the economic data over the last three months continued to be mixed, the market posted the biggest quarterly gain since the fourth quarter of 1998. The surge was lead by technology, biotech and economically-sensitive stocks as many investors rushed to increase their exposure to areas that would benefit the most from an anticipated acceleration in economic activity. The stocks of many companies with the lowest margins and the lowest ROEs performed the best as is illustrated in the chart below.

S&P 500
Q2 2003 Return by ROE Quintile

                               ROE       Q2 2003
                             Quintile Median Return
                             ----------------------
                             Lowest       28.5%
                                2         21.2
                                3         16.8
                                4         13.0
                             Highest      13.0

Source: Sanford C. Bernstein & Co.

Some prominent Wall Street strategists have even been urging investors to bet on companies with high debt loads on the assumption that they should be the main beneficiaries in the event the economy should strengthen. Consequently, Lucent and Dynegy were some of the best performing stocks during the period. As was recently noted in Barron's, "the junk that set pace for (the market rally in 2003) and the giddiness that propelled it, was a mini-series of those wonderfully maniacal days of 1999 and early 2000". We strongly believe that the most prudent philosophy for long-term investors is to invest in high-quality franchises selling at a discount to their intrinsic value. Let others engage in an endless debate over the stimulative powers of the recent tax cuts or attempt to guess the timing of the upturn in IT spending. Instead, we spend virtually all of our time monitoring the business performance and reviewing the appraisal values of our existing holdings and researching possible new positions.

--------
/1/ Source: Vontobel. Fund Performance is shown net of fees.
/2/ Source: Bloomberg.

Vontobel U.S. Value Fund

During the second quarter we trimmed Liz Claiborne, Tiffany & Co. and Interpublic Group and sold out of Ralph Lauren after these stocks strongly participated in the market rally. We also scaled back the positions in Old Republic, Markel, Chubb and Mercury General as their prices moved closer to our fair-value estimates. Only one new name was added to the portfolio during the quarter, Fifth Third Bancorp, a high-quality regional bank. Fifth Third Bancorp's key competitive advantage has been its strong sales culture, propelling top-line growth that is 2 to 3 times its bank peers. The bank avoids concentration risks by limiting the size of individual commercial loans. Finally, Fifth Third Bancorp has an exceptional efficiency ratio of only 46%, compared to the 55-57% average for its bank peers.

In general, the search for new names has been more challenging lately as the market has also bid up the prices of many of the high-quality businesses in which we invest. In this environment, the best use of our research time is to be as up-to-date as we can on the appraisal values of the companies in our investable universe. This will enable us to act quickly and decisively when juicy investment opportunities present themselves, frequently as a result of misunderstood controversy.

One name in our portfolio has recently received more than its fair share of controversy. Freddie Mac has been under fire following the sudden departure of its top three executives and an announcement that the company's reported earnings over the past three years had been understated by $1.5-$4.5 billion. The ensuing barrage of hysterical reporting contributed to the sell-off in the stock, which ended the quarter down 4%. Freddie Mac has been a large position in the Fund, comprising over 7% of the portfolio. We would like to share, in detail, our views on the accounting issues at Freddie Mac and our reasons for continuing to own the stock, and even adding to the position on recent weakness.

It is an investing axiom that, in the long-run, stocks follow earnings. However, the issue of measuring company earnings for a specific period involves varying degrees of estimation. The GAAP accounting rules that mandate how firms should calculate their earnings for financial reporting purposes cannot be tailored to the specific circumstances of each company. Thus, differences often arise between the true economic profits generated by a company and those officially reported by the company under GAAP. It is one of the primary tasks of a financial analyst to make the necessary adjustments to the company's reported earnings to arrive at the best estimate of the economic earnings. While these points should be obvious to anyone with even a rudimentary knowledge of accounting and finance, we are amazed at the continued obsession with reported earnings by analysts and the companies that try to please those analysts. Freddie Mac is a vivid example of how the actual underlying economic performance of a company often takes a backseat as analysts, journalists and politicians debate the financial reporting impact of certain accounting pronouncements and the ways in which a company can skirt them.

One such accounting rule, FAS 133, adopted by Freddie Mac in 2000, has had a significant effect on Freddie Mac's GAAP financial statements. In general, under FAS 133, derivatives, which Freddie Mac has used to hedge interest rate risk, are required to be marked-to-market (the precise accounting for each derivative depends on the specific hedging designation). However, there is no corresponding requirement to always mark-to-market the balance sheet instruments that those derivatives are intended to hedge. This inconsistency in the accounting rules diminishes the usefulness of the financial statements of companies subject to FAS 133. For example, a firm's derivatives may be perfectly effective hedges from an economic standpoint in that they exactly offset changes in the value of the balance sheet instruments that they hedge.

Vontobel U.S. Value Fund

However, the firm's financial statements may not reflect this fact if gains/losses on hedges and hedged items are not netted against each other in the reported financial statements.

While none of the aforementioned accounting changes have had any impact on the underlying economic reality, Freddie Mac's reported results have become more volatile since the adoption of FAS 133. As a result of analyst pressure, Freddie Mac began to emphasize an alternative set of results branded "operating earnings", which exhibited much less volatility (over the longer term, the two earnings measures present a similar picture of trend-line profitability, since the differences are primarily related to the timing of the recognition of gains and losses). Freddie Mac also incorrectly applied GAAP rules in a number of cases. Those mistakes can be attributed to inadequate accounting controls and a fixation on reducing volatility in reported results. Again, none of these financial reporting matters has a strong correlation with the underlying profitability of Freddie Mac, which has been spectacular over many years. However, we are disappointed that the old management of Freddie Mac, who has done an admirable job running that business, tainted their otherwise-impressive record by committing rather basic errors in financial reporting. While FAS 133, in our opinion, is a flawed accounting standard, the company should have strictly followed the existing reporting rules and let the investors make the necessary adjustments. The new senior executives of Freddie Mac have considerable accounting expertise and are fully committed to accurate and transparent financial reporting. We welcome their decision to further raise the level of disclosure by committing to begin releasing a fair-value balance sheet on a quarterly basis, which is beyond what is done by virtually any other financial company.

On a more fundamental level, one must recognize that for many financial companies, including Freddie Mac, the precise measurement of economic earnings on a quarterly basis is simply not possible. The company's reported earnings for any one period are merely a proxy for the firm's economic earnings, even under the best accounting standards. Over the longer term, however, it is clear that Freddie Mac has generated a substantial return on shareholders' equity. A good way to think of Freddie Mac's economic earnings is to look at the growth in the fair value of shareholders' equity plus net share buybacks and dividends. The fair value of shareholders' equity - arguably the most important number reported by Freddie Mac - is not affected by different FASB accounting rules. It is calculated by marking-to-market every instrument on the balance sheet, instead of selective marking-to-market as dictated by FAS 133. While some may question the precision of estimating the market values for certain illiquid instruments in any one period, over the last ten years the fair value of shareholders' equity at Freddie Mac approximately quadrupled! (Incidentally, an investment in Freddie Mac's stock would have compounded at 16% over the same period.) In the last decade, Freddie Mac's economic ROE exceeded 20%. This impressive record has been achieved without assuming a high level of risk as the fair value of shareholders' equity exhibited a low level of volatility through various interest-rate periods. For example, in 1994, during a period of very aggressive interest rate increases, Freddie Mac managed to grow its economic value. Freddie Mac has not yet released its 2002 fair-value balance sheet, but in the June 25 conference call, the management announced that they "expect to report a material increase in the fair value of shareholders equity
.... for year-end 2002, as compared to year-end 2001". That critical piece of information, confirming that Freddie Mac's hedges proved very effective in a difficult interest-rate environment of 2002, was largely ignored by analysts who were instead focused on the accounting issues.

Government Sponsored Enterprises (GSEs), Freddie Mac and Fannie Mae (another of our top holdings), enjoy a superior competitive position which has resulted in their increasing dominance in the mortgage

Vontobel U.S. Value Fund
market. Freddie Mac and Fannie Mae have low funding costs because their debt securities are extremely liquid and carry an implied guarantee from the federal government. Also, by focusing only on residential mortgages, Freddie Mac and Fannie Mae have created a very efficient low-cost, high-volume business model. These competitive advantages should persist, barring a major adverse regulatory change, such as an increase in minimal capital requirement for the GSEs, which we view as highly unlikely. Freddie Mac and Fannie Mae do have certain long-time critics in Congress who were emboldened by Freddie Mac's accounting problems. However, after an initial period of upheaval surrounding Freddie Mac's accounting controversy, the debate now centers on whether the oversight responsibility should be transferred from OFHEO (the current regulator) to the Treasury. From our perspective, this is a less consequential matter. We see little possibility of a regulatory change that would fundamentally alter the business of Freddie Mac and Fannie Mae, especially after it has become clear that Freddie Mac's accounting issues were unrelated to its status as a GSE. In valuing Freddie Mac, we used conservative projections for mortgage debt growth and assumed very modest market share gains to arrive at a price target of $70, suggesting substantial upside potential from the current level. In reaction to Freddie Mac's recent weakness, we added to our position.

Elsewhere in the portfolio, hospital management companies, Universal Health Services and Health Management Associates, were the only two additional positions in the portfolio that declined during the quarter. Both stocks dropped 2.8% on concerns largely related to weaker-than-expected flu patient admissions and a decrease in the number of out-patient surgeries reported by another hospital operator, HCA, Inc. We believe that the softer patient volumes are partly due to economy-related cyclical pressures that should abate over the next several quarters. We marginally added to Universal Health Services and Health Management Associates on the stocks' weakness.

In summary, we are pleased with the business performance of all of our top holdings. While in the last few months there have been fewer high-quality franchises available at discounted prices, we have maintained the same rigorous quality criteria in the search for new investment ideas that you've come to expect from us.

Fund Holdings Mentioned in Commentary as of June 30, 2003

                   Security Name                    % of Fund
                   ------------------------------------------
                   Liz Claiborne Inc                   0.0
                   Tiffany & Co.                       1.0
                   Interpublic Group                   1.2
                   Ralph Lauren                        0.0
                   Fifth Third Bancorp                 1.1
                   Federal Home Loan Mortgage
                     (Freddie Mac)                     8.3
                   Federal National Mort. Assn.
                     Comm. (Fannie Mae)                8.4
                   Universal Health Services           3.8
                   Health Management Associates Inc    3.9

Edwin Walczak, Fund Manager
June 2003

                                                       Vontobel U.S. Value Fund

                           VONTOBEL U.S. VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 2003 (Unaudited)

      Number
      of                                                           Market
      Shares   Security Description                                 Value
      -------- --------------------                          ------------

               Common Stock:                          94.27%

               Banking:                               14.80%
        57,600 Corus Bankshares Inc.                         $  2,789,568
        14,500 Fith Third Bancorp                                 831,430
        19,500 Golden West Financial Services                   1,560,195
        80,000 State Street Corp                                3,152,000
        56,600 Wells Fargo & Company                            2,852,640
                                                             ------------
                                                               11,185,833
                                                             ------------

               Diversified Financial Services:        20.17%
        64,200 American Express                                 2,684,202
       123,000 Federal National Mortgage Association            6,244,710
        93,674 Federal Home Loan Mortgage Association           6,317,375
                                                             ------------
                                                               15,246,287
                                                             ------------

               Food-Retail:                            0.62%
        23,000 Safeway Inc.*                                      470,580
                                                             ------------

               Health Care Facilities:                 3.76%
        71,800 Universal Health Svcs Inc Cl B*                  2,844,716
                                                             ------------

               Insurance-Diversified:                  7.37%
       131,900 American International Group                     5,567,662
                                                             ------------

               Metal Fabrication/Hardware:             3.17%
       134,000 Watts Industries "A"                             2,391,900
                                                             ------------

               Medical:                                3.88%
       158,700 Health Mgmt Assoc. Inc. New Cl A                 2,928,015
                                                             ------------

               Multiline Insurance:                   20.01%
           156 Berkshire Hathaway, Inc. "A" *                  11,310,000
        14,900 Markel Corp.*                                    3,814,400
                                                             ------------
                                                               15,124,400
                                                             ------------

Vontobel U.S. Value Fund

         Number
         of                                                     Market
         Shares   Security Description                           Value
         -------- --------------------                     -----------

                  Property/Casualty Insurance:      14.52%
           58,500 The Chubb Corp.                          $ 3,510,000
          129,900 Cincinnati Financial Corp.                 4,817,991
           27,700 IPC Holdings, Ltd.                           927,950
           50,125 Old Republic International Corp.           1,717,784
                                                           -----------
                                                            10,973,725
                                                           -----------

                  Retail:                            3.40%
           22,900 Tiffany & Co                                 748,372
           96,800 TJX Companies Inc.                         1,823,712
                                                           -----------
                                                             2,572,084
                                                           -----------

                  Specialty Insurance:               2.57%
           42,550 Mercury General Corp.                      1,942,407
                                                           -----------

                  Total Investments:
                  (Cost: $63,658,345)**             94.27%  71,247,609
                  Other assets, net                  5.73%   4,333,976
                                                   ------- -----------
                  Net Assets                       100.00% $75,581,585
                                                   ======= ===========

 * Non-income producing
** Cost for Federal income tax purposes is $63,658,345 and net unrealized appreciation consists of:

Gross unrealized appreciation $ 8,590,214
Gross unrealized depreciation  (1,000,950)
                              -----------
Net unrealized appreciation   $ 7,589,264
                              ===========

See Notes to Financial Statements

Vontobel U.S. Value Fund

VONTOBEL U.S. VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

Assets:
Investments at value (identified cost of $63,658,345) (Notes 1 & 3)                            $71,247,609
Cash                                                                                             4,392,971
  Receivables:
    Capital stock sold                                                                $214,449
    Dividends                                                                          151,099
    Investments sold                                                                   142,462
                                                                                      --------
                                                                                                   508,010
  Prepaid assets                                                                                    33,832
                                                                                               -----------
Total Assets                                                                                    76,182,422
                                                                                               -----------
Liabilities:
  Payables:
    Capital stock redeemed                                                              33,019
    Securities purchased                                                               472,913
    Investment management fees                                                          63,424
                                                                                      --------
                                                                                                   569,356
  Accrued expenses                                                                                  31,481
                                                                                               -----------
Total Liabilities                                                                                  600,837
                                                                                               -----------
Net Assets                                                                                     $75,581,585
                                                                                               ===========
Class A Shares Net Assets                                                                      $74,612,003
                                                                                               ===========
Net Asset Value and Redemption Price Per Share (Note 2)
 ($74,612,003 / 3,756,928 shares outstanding)                                                  $     19.86
                                                                                               ===========
Maximum Offering Price Per Share ($19.86 x 100/94.25)                                          $     21.07
                                                                                               ===========
Class C Shares Net Assets                                                                      $   969,582
                                                                                               ===========
Net Asset Value, Offer and Redemption Price Per Share (Note 2)
 ($969,582 / 49,181 shares outstanding)                                                        $     19.71
                                                                                               ===========
At June 30, 2003, there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
Paid in capital                                                                                $67,244,749
Accumulated net investment loss                                                                   (277,282)
Net unrealized appreciation on investments                                                       7,589,264
Undistributed net realized gain on investments                                                   1,024,854
                                                                                               -----------
Net Assets                                                                                     $75,581,585
                                                                                               ===========

See Notes to Financial Statements

Vontobel U.S. Value Fund

VONTOBEL U.S. VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (Unaudited)

  Investment Income:
   Income:
     Dividend                                             $498,836
     Other income                                            1,591
                                                          --------
  Total income                                                     $  500,427
                                                                   ----------
  Expenses:
   Investment management fees (Note 2)                     410,370
   12b-1 fees (Note 2)                                       3,657
   Recordkeeping and administrative services (Note 2)       82,690
   Shareholder servicing and reports (Note 2)               43,091
   Transfer agent fees (Note 2)                             85,658
   Custodian and accounting fees                            50,016
   Filing and registration fees (Note 2)                    29,863
   Legal and audit fees                                     17,672
   Other                                                    54,692
                                                          --------
   Total expenses                                                     777,709
                                                                   ----------
   Net investment loss                                               (277,282)
                                                                   ----------
  Realized and Unrealized Gain on Investments
   Net realized gain on investments                                 1,055,865
   Net increase in unrealized appreciation on investments           1,868,224
                                                                   ----------
   Net gain on investments                                          2,924,089
                                                                   ----------
   Net increase in net assets resulting from operations            $2,646,807
                                                                   ==========

See Notes to Financial Statements

Vontobel U.S. Value Fund

VONTOBEL U.S. VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months Ended
                                                                  June 30, 2003      Year Ended
                                                                   (Unaudited)    December 31, 2002
                                                                 ---------------- -----------------
OPERATIONS
 Net investment loss                                               $   (277,282)    $   (557,163)
 Net realized gain on investments                                     1,055,865        5,389,306
 Change in unrealized gain (loss) on investments                      1,868,224       (8,112,854)
                                                                   ------------     ------------
 Net increase (decrease) in net assets resulting from operations      2,646,807       (3,280,711)
DISTRIBUTION TO SHAREHOLDERS FROM (Note 4)
 Capital gains ($.-  and $.80 per share, respectively) - Class A             --       (4,966,060)
 Capital gains ($.-  and $.80 per share, respectively) - Class C             --          (13,772)
CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets resulting from capital
  share transactions* - Class A                                     (40,305,994)      34,395,321
 Net increase in net assets resulting from capital share
  transactions* - Class C                                               583,681          365,259
                                                                   ------------     ------------
 Net increase (decrease) in net assets                              (37,075,506)      26,500,037
 Net assets at beginning of period                                  112,657,091       86,157,054
                                                                   ------------     ------------
NET ASSETS at end of period                                        $ 75,581,585     $112,657,091
                                                                   ============     ============

* A summary of capital share transactions follows:

                                         Six Months Ended
                                           June 30, 2003              Year Ended
                                            (Unaudited)            December 31, 2002
                                     ------------------------  ------------------------
                                       Shares        Value       Shares        Value
Class A Shares                       ----------  ------------  ----------  ------------
Shares sold                             456,741  $  8,701,370   4,449,883  $ 89,273,979
Shares reinvested from distributions         --            --     252,904     4,790,561
Shares redeemed                      (2,724,306)  (49,007,364) (3,016,420)  (59,669,219)
                                     ----------  ------------  ----------  ------------
Net increase (decrease)              (2,267,565) $(40,305,994)  1,686,367  $ 34,395,321
                                     ==========  ============  ==========  ============

                                         Six Months Ended
                                           June 30, 2003         For the Period Ended
                                            (Unaudited)           December 31, 2002**
                                     ------------------------  ------------------------
                                       Shares        Value       Shares        Value
Class C Shares                       ----------  ------------  ----------  ------------
Shares sold                              30,113  $    583,681      16,084  $    302,875
Shares reinvested from distributions         --            --       2,984        62,384
Shares redeemed                              --            --          --            --
                                     ----------  ------------  ----------  ------------
Net increase                             30,113  $    583,681      19,068  $    365,259
                                     ==========  ============  ==========  ============

** Commencement of operations of Class C shares was October 9, 2002

See Notes to Financial Statements

Vontobel U.S. Value Fund

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Class A Shares                             Class C Shares
                                    -----------------------------------------------------------  ----------------------
                                    Six Months                                                   Six Months
                                       Ended                                                        Ended
                                     June 30,               Years Ended December 31,              June 30,
                                       2003      ----------------------------------------------     2003      Period Ended
                                    (Unaudited)    2002      2001     2000     1999      1998    (Unaudited)   31/Dec/02
                                    -----------  --------  -------  -------- --------  --------  -----------  ------------
Per Share Operating
 Performance
Net asset value, beginning of
 period                               $ 18.64    $  19.86  $ 19.29  $  14.27 $  16.73  $  16.51    $ 18.60      $ 17.49
                                      -------    --------  -------  -------- --------  --------    -------      -------
Income from investment
 operations:
  Net investment income (loss)          (0.07)      (0.09)   (0.12)     0.02     0.07      0.22      (0.19)       (0.09)
  Net realized and unrealized
   gain (loss) on investments            1.29       (0.33)    0.71      5.00    (2.42)     2.06        1.3         2.01
                                      -------    --------  -------  -------- --------  --------    -------      -------
Total from investment
 operations                              1.22       (0.42)    0.59      5.02    (2.35)     2.28       1.11         1.91
                                      -------    --------  -------  -------- --------  --------    -------      -------
Less distributions:
Distributions from net
 investment income                         --          --    (0.02)       --    (0.11)    (0.16)        --           --
Distributions from realized
 gain on investments                       --       (0.80)      --        --       --     (1.90)        --        (0.80)
                                      -------    --------  -------  -------- --------  --------    -------      -------
Total distributions                        --       (0.80)   (0.02)       --    (0.11)    (2.06)        --        (0.80)
                                      -------    --------  -------  -------- --------  --------    -------      -------
Net asset value, end of period        $ 19.86    $  18.64  $ 19.86  $  19.29 $  14.27  $  16.73    $ 19.71      $ 18.60
                                      =======    ========  =======  ======== ========  ========    =======      =======
Total Return                            6.54%      (2.11%)   3.06%    35.18%  (14.07%)   14.70%      5.97%        6.36%
Ratios/Supplemental Data
Net assets, end of period
 (000's)                              $74,612    $112,302  $86,157  $137,238 $ 71,480  $200,463    $   970      $   355
Ratio to average net assets -/(A)/:
  Expenses -/(B)/                       1.87%**     1.74%    1.75%     1.75%    1.87%     1.46%      2.87%**      2.74%**
  Expenses - net/(C)/                   1.87%**     1.72%    1.75%     1.75%    1.87%     1.45%      2.87%**      2.72%**
  Net investment income (loss)         (0.65%)**   (0.63%)  (0.43%)    0.23%    0.40%     0.93%     (0.97%)**    (2.63%)**
Portfolio turnover rate                11.18%      75.89%   66.44%   103.76%   66.62%   122.71%     11.18%       75.89%

 * - Commencement of operations for Class C shares was October 9, 2002. ** - Annualized

/(A)/ Management fee waivers reduced the expense ratios and increased net investment income ratios for Class A shares by .02% in 1999, and 0.01% in 1998.

/(B)/ Expense ratio for Class A shares has been increased to include additional custodian fees in 1998 and 2002 which were offset by custodian fee credits.

/(C)/ Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio for Class A shares has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

Vontobel U.S. Valule Fund

VONTOBEL U.S. VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2003 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI"), which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund was established in March, 1990 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
Investments traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

Vontobel U.S. Value Fund

Accounting Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within two years of purchase.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel Asset Management, Inc. provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2003, FDCC received $8,361 in underwriting fees and commissions and $48,510 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.


Vontobel U.S. Value Fund

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $90,932 for its services for the six months ended June 30, 2003.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $56,640 for its services for the six months ended June 30, 2003.

Certain officers and/or directors of the Fund are also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

3. INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $9,153,664 and $54,002,639, respectively, for the six months ended June 30, 2003.

4. DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

The tax character of distributions paid during the six months ended June 30, 2003 and the year ended December 31, 2002 was as follows:

                                     Six Months
                                        Ended
                                    June 30, 2003    Year Ended
                                     (Unaudited)  December 31, 2002
                                    -------------------------------
             Distributions from:
             Ordinary income            $ --         $       --
             Long term capital gain       --          4,979,832
                                        ----         ----------
                                        $ --         $4,979,832
                                        ====         ==========

Vontobel U.S. Value Fund

VONTOBEL INTERNATIONAL EQUITY FUND
SEMI-ANNUAL REPORT 2003

Dear Shareholders:

What a difference a quarter makes! At the end of the first quarter pessimism was pervasive, the War in Iraq had just started and markets were stabilizing. Now both optimism and expectations are running high. We find it amusing to see that some of the investor sentiment surveys are running at 15 year highs! Even higher than in March 2000 - what do you know! Corporate scandals have not ebbed (there is a new SEC investigation almost every day); but market reaction is muted, except, of course, for the companies involved. We leave these signs open to others' interpretations.

Our names have not changed significantly. There were some surprises, like Heineken*, not so much in terms of their earnings disappointment, but more the resulting market reaction! Overall for the market, the earnings picture still remains rather soft, although investors are choosing to see the glass half-full rather than half-empty. Valuation, on a normalized earnings basis, hardly seems promising for both Europe and Japan especially in the more cyclical parts of the economy. A lot of these names have been bid up on expectations of a swift recovery and increasing margins. We remain skeptical after having taken a closer look at a number of names including CRH in Ireland, Novozymes in Denmark, Lonza in Switzerland, Shin-Etsu Chemical in Japan, WPP Group in UK and Porsche in Germany among others.

We have not (so far) found many companies of interest in tech or telecom. Nokia, which is probably the best company in that sphere, has seen its cash flow from operations fall from last year, although interestingly earnings doubled over the same period. SG&A as percent of sales has gone up by over 400 bps, while they are still capitalizing some expenses. If one normalizes margins to the 15% range, we get the fair market value of the stock at around (Euro)14.

We reduced names including Trinity Mirror and Royal Bank of Scotland in the UK and Honda and Takeda in Japan, all on valuation. Trinity Mirror continues to be affected by the slow ad market and their problems in the national daily segment. The regional business is doing fine, however, the stock ran up from 350 to 480p early this year on economic optimism.

Enagas, last year's spin-off from Gas Natural, was our most recent purchase. You may recall we were "forced" to sell Gas Natural earlier this year due to their rash hostile bid for Iberdrola. The deal never materialized, but as per our discipline, we could not justify holding onto a business where the management appeared to have too much money burning holes in their pockets! Enagas is the largest gas transporter in Spain (almost 95% market share). Natural gas consumption is growing at 8-9% p.a. in Spain, and with many combined cycle generating plants coming online over the next 5 plus years, there is no slowdown in sight. In fact, Spain currently consumes only one third as much gas as the rest of the EU on a per capita basis. Reserve margins for electricity are running under 10%, thus new electricity generation will drive gas consumption along with residential consumption. Enagas gets paid based on their Regulated Asset Base (RAB). To be precise, they receive Govt Bond +150 bps on the RAB adding depreciation and operating expenses. At current bond yields, this works out to around a 7-8% return on assets. With lack of capacity for liquid natural gas (LNG) terminals and also for pipelines, Spain needs more investment in the energy business, not unlike the US. This also means that the returns on any

Vontobel International Equity Fund
investment have to be attractive enough to warrant continual investment in the area. Enagas plans to double its RAB as currently they have a quota system to allocate capacity to their customers. These shortages mean that even if not a single molecule of gas flows through their system, they will still get paid! If their RAB doubles over the next five years, so would their earnings. Return on equity should be sustained at 15% for years to come and the stock is selling at 13x earnings with a dividend yield of around 3%. Spain is the only country in Europe that we find attractive from a gas/electric utilities perspective due to organic growth and a good regulatory environment. Enagas is a prime example of a business where the reinvested capital should return more on an incremental basis for at least the next 5-6 years, after which time the company should become more like a regulated utility, returning most of the cash to shareholders as returns diminish.

The controversial company this quarter was Heineken, which was one of our larger positions at the beginning of the year. Last month, we moved to increase the position significantly to almost 5% of the Fund. After confirming their annual double-digit forecast for 2003 just two months ago, management revised estimates down and said that they will not meet expectations after all, due to a number of factors. At around (Euro)30 we added to our already large position, and we may still increase it further! The Northeast US accounts for almost a third of Heineken's US volume, and we all know what the weather has been like this summer, if one may call it a summer at all! On-premise beer sales (bars, restaurants, etc.) are historically a big driver for Heineken. War, SARS, etc. has hit the travel industry not only in the US and Asia, but in a number of other places worldwide. It obviously does not seem to be a secular issue. Sales volume of Heineken in California was up double digits during this period, and Neilson's latest numbers show Heineken gaining market share in the US. Another major positive in the US market has been Anheuser Busch's ability and willingness to raise prices. Beer prices are still lower than what they were 10 years ago. With its more than 50% market share, Budweiser has become a price leader, with the other brewers riding on its coat-tails. This trend should continue for some time as should the tendency of increasing demand for higher-quality premium beer like Heineken. The premium beer market in the US has been growing at a much faster pace than the beer market overall. Heineken continues to be a beneficiary of that. Heineken has made quite a few acquisitions over the years to enter into new markets and has shown remarkable competency in increasing margins and volumes in those markets due to its production and distribution know-how. The proof is always in the numbers - Heineken's Return on Assets, including goodwill, has been very stable at high single digits. Deteriorating ROA is generally a tell-tale sign for poor capital discipline, which indicates that the company has been acquiring business to keep the top line growing without focusing on marginal return on capital. In terms of valuations, it is now selling for around 13x earnings. We are also keeping an eye on what the private market value of such a business should be, as there are plenty of transactions in the beer industry. For Heineken we get
(Euro)40, at 13x EBIT after stripping out cash and paying down debt. Most of the transactions tend to be at a much higher price as generally it is the underperforming brands that are sold and not the quality ones like Heineken or Anheuser Busch. Anheuser Bush, by the way sells at 21x earnings. Having said all this, there is no short-term catalyst for a re-rating of Heineken, but over the years we have seen we have no ability whatsoever to figure out the catalysts for any businesses, we leave that to more "faster moving" players!

We continue to have quite a high exposure to the UK and Ireland housing markets by default rather than design. Northern Rock, Bank of Ireland, Royal Bank of Scotland and Anglo Irish Bank are all big positions and directly or indirectly have significant exposure to property prices on the two islands. Without making a forecast on property prices, as again we have less than zero ability to do that, we feel

Vontobel International Equity Fund
that the risk is not as high as has been perceived, especially for the banks. The biggest risk is in London and the surrounding areas, and not across the nation. There is a structural deficit in the UK housing market due to the increasing reluctance of planning commissions to allow more building and, unlike continental Europe, the underlying demand in the UK is still increasing due to immigration. Ireland also has a fairly young population with very strong foreign direct investments helping the job markets. As for our exposure, the mortgage sector is a secular growth story due to more home ownership, price increases and refinancing, increasing the total mortgage volume, etc. This has meant that total mortgage volume has grown for over fifty years, even during periods when residential property prices have declined. A prudent lender with good risk control and low production costs should continue to thrive for quite some time. Northern Rock continues to be a lean, well-run organization. Cost to income ratio is under 30% and has room to go lower. I can't resist quoting Buffett's 1979 Annual Report to Shareholders "a manager of an already high-cost operation frequently is uncommonly resourceful in finding new ways to add to overhead, while a manager of a tightly-run organization usually continues to find additional methods to curtail costs, even when his costs are already well below those of his competitors." Ditto for Anglo Irish Bank, which is also running around the 30% level. All of the banks that we currently own have continued to increase their operating income pre-non-performing loans, while keeping non-performing loans well under control. All are selling at around 10-11x earnings with over 3% dividend yields.

As a final note, we took a look at performance of the best-performing stocks in Europe this year and found an interesting characteristic - no profitability! In analyzing the Bloomberg 500 Index, which is a good representation of European stocks, we found that fifty companies out of five hundred with the best ROE returned an average of 4%, while fifty of the lowest ROE companies returned 17% year-to-date. Most of these companies don't just have low ROE but are chronic restructuring stories like Vivendi, Ericsson or Phillips. We continue to sit on the fence as the party rages on in such names!

The Portfolio is selling at 14x earnings for this year, the ROE are running at over 20% and the earnings continue to show high single-digit growth despite weak economies.

Fund Holdings Mentioned in Commentary as of June 30, 2003

Security Name                    % of Fund
-------------                    ---------
Heineken N.V.                      4.74%
Trinity Mirror                     0.00%
Royal Bank of Scotland Group PLC   3.26%
Honda Motor Co. Ltd.               1.99%
Takeda Chemical Inds.              1.61%
Enagas                             1.61%
Northern Rock Plc                  4.09%
Bank of Ireland (Irish Holding)    2.53%
Royal Bank of Scotland Group PLC   3.26%
Anglo Irish Bank Corp. PLC         2.27%

Rajiv Jain, Fund Manager
June 2003

Vontobel International Equity Fund

                      VONTOBEL INTERNATIONAL EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 2003 (Unaudited)

         Number
         of                                                      Market
         shares   Security Description                            Value
         -------- --------------------                      -----------

                  Common Stock:                      98.33%

                  Australia:                          5.47%
           57,990 Australia & New Zealand Bank Group        $   724,840
           15,500 Macquarie Bank Ltd                            299,825
           56,000 Tabcorp Holdings Limited                      405,086
                                                            -----------
                                                              1,429,751
                                                            -----------

                  Brazil:                             1.41%
           44,700 Souza Crux SA Ord Registered                  368,724
                                                            -----------

                  Denmark:                            1.84%
           13,700 Novo-Nordisk AS Class B                       480,411
                                                            -----------

                  France:                             1.22%
            7,900 Essilor International                         318,827
                                                            -----------

                  Great Britain:                     33.03%
           87,700 British American Tobacco PLC                  996,746
           86,800 Bunzl PLC                                     609,488
           67,800 Cadbury Schweppes PLC*                        401,259
           87,600 Diageo PLC New*                               936,959
           28,100 HSBC Holdings PLC*                            332,607
           75,300 Johnston Press PLC                            539,008
          212,725 Morrison (WM.) Supermarkets                   646,187
           90,138 Northern Rock PLC                           1,062,453
           31,900 Reckitt Benckiser PLC                         586,419
          213,319 Rentokil Initial PLC*                         667,387
           30,125 Royal Bank of Scotland Group PLC*             846,619
          241,500 Signet Group PLC*                             360,310
          179,100 Tesco Ord PLC*                                649,154
                                                            -----------
                                                              8,634,596
                                                            -----------

Vontobel International Equity Fund

            Number
            of                                                Market
            shares  Security Description                       Value
            ------- --------------------                  ----------

                    Hong Kong:                      5.05%
             66,600 Dah Sing Financial Services           $  331,371
            197,000 Esprit Holdings LTD                      482,512
             62,500 Hong Kong Electric Holdings              244,449
             56,100 Kowloon Motor Bus Holdings               261,862
                                                          ----------
                                                           1,320,194
                                                          ----------

                    India:                          2.95%
             15,700 Doctor Reddys Lab ADR*                   365,967
             23,500 ITC Limited GDR*                         405,375
                                                          ----------
                                                             771,342
                                                          ----------

                    Ireland:                        6.83%
             66,841 Anglo Irish Bank Corporation             590,571
             54,200 Bank of Ireland                          657,839
             34,600 Kerry Group PLC A                        535,783
                                                          ----------
                                                           1,784,193
                                                          ----------

                    Japan:                          8.07%
             13,600 Honda Motor Co., Ltd.*                   516,247
             18,000 KAO Corporation                          335,628
             11,300 Takeda Chemical Industries               417,628
            142,000 Tokyo Gas Co., Ltd.                      408,710
             79,000 Sampo Japan Insurance                    431,694
                                                          ----------
                                                           2,109,907
                                                          ----------

                    Korea:                          4.97%
                770 Lotte Chilsung Beverage and Co.          428,028
                850 Lotte Confectionary                      350,105
              4,860 AmorePacific Corporation                 520,787
                                                          ----------
                                                           1,298,920
                                                          ----------

                    Netherlands:                    7.47%
             37,600 ABN AMRO Holdings NV                     720,228
             34,682 Heineken Holdings NV                   1,232,907
                                                          ----------
                                                           1,953,135
                                                          ----------

                    Singapore:                      1.08%
            278,500 Singapore Airport Terminal*              281,545
                                                          ----------

Vontobel International Equity Fund

           Number
           of                                                  Market
           shares  Security Description                         Value
           ------- --------------------                   -----------

                   Spain:                           7.27%
            55,400 Banco Bilbao Vizcaya Argentina         $   583,175
            13,233 Banco Popular Espanol                      669,852
            40,600 Enagas                                     347,977
            18,063 Zardoya Otis SA                            272,225
             1,806 Zardoya Otis Temp Shrs                      27,010
                                                          -----------
                                                            1,900,239
                                                          -----------

                   Sweden:                          2.61%
            90,200 Swedish Match AB Fuerer                    682,769
                                                          -----------

                   Switzerland:                     9.06%
            26,900 Compagnie Financiere Richmont              435,764
               604 Lindt & Spruengli AG                       370,826
             4,430 Nestle SA REG SHS                          915,885
            16,300 Novartis AG Registered                     646,261
                                                          -----------
                                                            2,368,736
                                                          -----------

                   Total Investments:
                   (Cost: $22,726,901)**           98.33%  25,703,289
                   Other assets, net                1.67%     436,048
                                                  ------- -----------
                   Net Assets                     100.00% $26,139,337
                                                  ======= ===========

 * Non-income producing
** Cost for Federal income tax purposes is $22,726,901 and net unrealized appreciation consists of:

Gross unrealized appreciation $3,170,281
Gross unrealized depreciation   (193,893)
                              ----------
Net unrealized appreciation   $2,976,388
                              ==========

ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

Vontobel International Equity Fund

VONTOBEL INTERNATIONAL EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
June 30, 2003 (Unaudited)

                    Banking                          20.79%
                    Beverages                         9.94%
                    Food Products                     9.85%
                    Tobacco                           9.39%
                    Pharmaceuticals                   7.31%
                    Diversified financials            5.30%
                    Commercial Services & Supplies    3.63%
                    Textile & Apparel                 3.51%
                    Food & Drug Retailing             2.48%
                    Multi-Line Retail                 2.47%
                    Paper & Forest Products           2.33%
                    Household Products                2.24%
                    Media                             2.06%
                    Healthcare Equipment & Supplies   1.99%
                    Automobiles                       1.98%
                    Insurance                         1.65%
                    Gas Utilities                     1.56%
                    Hotels, Restaurants & Leisure     1.55%
                    Specialty Retail                  1.38%
                    Gas Distribution                  1.33%
                    Cosmetics/toiletries              1.28%
                    Optical Supplies                  1.22%
                    Machinery                         1.15%
                    Road & Rail                       1.00%
                    Electric Utilities                0.94%
                                                    -------
                                                     98.33%
                    Other assets, net                 1.67%
                                                    -------
                    Net assets                      100.00%
                                                    =======

See Notes to Financial Statements

Vontobel International Equity Fund

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

Assets:
Investments at value (identified cost of $22,726,901) (Notes 1 & 3)                           $ 25,703,289
Cash (including foreign currencies)                                                                158,001
  Receivables:
    Investments sold                                                                 $576,979
    Capital stock sold                                                                 39,845
    Dividends                                                                         130,465
    Forward currency contracts - open (Note 1)                                         29,093
                                                                                     --------
                                                                                                   776,382
  Other assets                                                                                      27,638
                                                                                              ------------
Total Assets                                                                                    26,665,310
                                                                                              ------------
Liabilities:
  Payables:
    Investments purchased                                                             263,068
    Forward currency contracts - closed                                               234,286
                                                                                     --------
                                                                                                   497,354
  Accrued expenses                                                                                  28,619
                                                                                              ------------
Total Liabilities                                                                                  525,973
                                                                                              ------------
Net Assets                                                                                    $ 26,139,337
                                                                                              ============
Net Asset Value and Redemption Price Per Share (Note 2)
 ($26,139,337 / 2,059,030 shares outstanding)                                                 $      12.69
                                                                                              ============
Maximum Offering Price Per Share ($12.69 x 100/94.25)                                         $      13.46
                                                                                              ============
At June 30, 2003 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
Paid in capital                                                                               $ 40,184,032
Accumulated net realized loss on investment and foreign currency transactions                  (17,046,887)
Undistributed net investment income                                                                220,971
Net unrealized appreciation on investments and foreign currency transactions                     2,781,221
                                                                                              ------------
Net Assets                                                                                    $ 26,139,337
                                                                                              ============

See Notes to Financial Statements

Vontobel International Equity Fund

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (Unaudited)

Investment Income:
 Income:
   Dividend (Net of foreign tax withheld of $47,564)                      $465,011
   Interest                                                                  1,903
                                                                          --------
Total income                                                                       $  466,914
                                                                                   ----------
Expenses:
 Investment management fees (Note 2)                                       130,099
 Recordkeeping and administrative services (Note 2)                         26,020
 Custodian and accounting fees                                              63,906
 Shareholder servicing and reports (Note 2)                                 10,110
 Transfer agent fees (Note 2)                                               27,515
 Legal and audit fees                                                       27,727
 Filing and registration fees (Note 2)                                      18,349
 Other                                                                       8,571
                                                                          --------
 Total expenses                                                                       312,297
 Management fee waiver (Note 2)                                                       (66,354)
                                                                                   ----------
 Expenses, net                                                                        245,943
                                                                                   ----------
 Net investment income                                                                220,971
                                                                                   ----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
 Net realized loss on investments                                                    (193,089)
 Net realized loss on foreign currency conversions and forward currency
   contracts                                                                         (323,119)
 Change in unrealized appreciation on investments and foreign currencies            2,125,203
                                                                                   ----------
 Net gain on investments                                                            1,608,995
                                                                                   ----------
 Net increase in net assets resulting from operations                              $1,829,966
                                                                                   ==========

See Notes to Financial Statements

Vontobel International Equity Fund

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                         Six Months Ended
                                                          June 30, 2003      Year Ended
                                                           (Unaudited)    December 31, 2002
                                                         ---------------- -----------------
OPERATIONS
 Net investment income                                     $   220,971      $     64,062
 Net realized loss on investments and foreign currency
  transactions                                                (516,208)       (1,032,123)
 Change in unrealized appreciation of investments and
  foreign currencies                                         2,125,203        (2,105,940)
                                                           -----------      ------------
 Net increase (decrease) in net assets resulting from
  operations                                                 1,829,966        (3,074,001)
CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting from capital share
  transactions*                                             (4,716,815)      (12,256,185)
                                                           -----------      ------------
 Net decrease in net assets                                 (2,886,849)      (15,330,186)
 Net assets at beginning of period                          29,026,186        44,356,372
                                                           -----------      ------------
NET ASSETS at end of period                                $26,139,337      $ 29,026,186
                                                           ===========      ============

*A summary of capital share transactions follows:

                          Six Months Ended
                            June 30, 2003              Year Ended
                             (Unaudited)            December 31, 2002
                      ------------------------  ------------------------
                        Shares        Value       Shares        Value
                      ----------  ------------  ----------  ------------
      Shares sold        982,008  $ 11,269,375     914,578  $ 11,344,343
      Shares redeemed (1,371,093)  (15,986,190) (1,910,316)  (23,600,528)
                      ----------  ------------  ----------  ------------
      Net decrease      (389,085) $ (4,716,815)   (995,738) $(12,256,185)
                      ==========  ============  ==========  ============

See Notes to Financial Statements

Vontobel International Equity Fund

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VONTOBEL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months
                                              Ended
                                            June 30,                 Years Ended December 31,
                                              2003     ----------------------------------------------------
                                           (Unaudited)   2002     2001         2000        1999      1998
                                           ----------- -------  --------  --------       --------  --------
Per Share Operating Performance
Net asset value, beginning of period         $ 11.86   $ 12.88  $  18.86  $  28.01       $  20.18  $  18.15
                                             -------   -------  --------  --------       --------  --------
Income from investment operations:
  Net investment income (loss)                   0.1      0.03     (0.10)    (0.03)/(1)/     0.06      0.01
  Net realized and unrealized gain (loss)
   on investments                               0.73     (1.05)    (5.41)    (5.30)          9.07      2.98
                                             -------   -------  --------  --------       --------  --------
Total from investment operations                0.83     (1.02)    (5.51)    (5.33)          9.13      2.99
                                             -------   -------  --------  --------       --------  --------
Less distributions:
  Distributions from net investment
   income                                         --        --     (0.12)    (0.08)         (0.05)       --
  Distributions from realized gains               --        --     (0.35)    (3.74)         (1.25)    (0.96)
                                             -------   -------  --------  --------       --------  --------
Total distributions                               --        --     (0.47)    (3.82)         (1.30)    (0.96)
                                             -------   -------  --------  --------       --------  --------
Net asset value, end of period               $ 12.69   $ 11.86  $  12.88  $  18.86       $  28.01  $  20.18
                                             =======   =======  ========  ========       ========  ========

Total Return                                   7.07%    (7.92%)  (29.22%)  (18.70%)        46.52%    16.77%

Ratios/Supplemental Data
Net assets, end of period (000's)            $26,139   $29,026  $ 44,356  $133,233       $192,537  $161,933
Ratio to average net assets/(A)/:
  Expenses/(B)/                                1.89%*    2.44%     1.89%     1.39%          1.28%     1.40%
  Expenses - net/(C)/                          1.89%*    2.44%     1.88%     1.38%          1.27%     1.36%
  Net investment income (loss)                 1.70%*    0.18%    (0.38%)   (0.15%)         0.03%     0.06%
Portfolio turnover rate                       25.14%    97.73%    92.39%    69.12%         37.91%    41.51%

* - Annualized

/(A)/ Management fee waivers reduced the expense ratio and increased net investment income ratio by 0.51% for the six months ended June 30, 2003.

/(B)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(C)/ Expense ratio-net reflects the effect of the management fee waivers and custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

/(1)/ Based on average shares outstanding

See Notes to Financial Statements

Vontobel International Equity Fund

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VONTOBEL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2003 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established in December, 1984 as a series of VFI, which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets".

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Vontobel International Equity Fund

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Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Currency Contracts
Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel Asset Management, Inc., the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Fund had the following forward currency contract outstanding at June 30, 2003:

    Contracts to See                                                             Unrealized
    Foreign Currency            In Exchange for            Settlement Date       Gain (Loss)
--------------------------------------------------------------------------------------------
1,000,000 Swiss Franc            U.S. $771,605                12/03/03             $29,093

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required. As of December 31, 2002, the Fund had capital loss carryforwards available to offset future capital gains, if any, of $16,374,118 which expire in 2009 to 2010.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Vontobel International Equity Fund

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel Asset Management, Inc. provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. The Advisor has voluntarily agreed to waive its fees and reimburse the fund through December 31, 2003 for expenses in order to limit the operating expenses to 1.89% of average net assets of the Fund. For the six months ended June 30, 2003, the Advisor waived fees of $66,354.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2003, FDCC received $1,468 in underwriting fees and commissions and $71,124 in CDSC fees relating to the distribution and redemption of certain Fund shares.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $30,505 for its services for the six months ended June 30, 2003.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $23,089 for its services for the six months ended June 30, 2003.

Certain officers and/or directors of the Funds are also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

3. INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $6,432,118 and $11,710,282, respectively, for the six months ended June 30, 2003.

4. DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, and post-October capital and currency losses. There were no distributions to shareholders for the six months ended June 30, 2003 or for the year ended December 31, 2002.

Vontobel International Equity Fund

[LOGO] VONTOBEL
Vontobel Fund Distributors
a division of First Dominion Capital Corp.
member firm NASD
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
Telephone (800) 527-9500
                                                             Semi-Annual Report
                                                                to Shareholders
                                                                  June 30, 2003

                                                       Vontobel U.S. Value Fund
                                             Vontobel International Equity Fund

                                                 Series of Vontobel Funds, Inc.
                                                                (the "Company")
                                                  A "Series" Investment Company
Vontobel Funds, Inc.